Exhibit 99.2

Owens-Illinois, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Statements

The unaudited pro forma combined condensed financial statements set forth below for Owens-Illinois, Inc. give effect to the sale of its blow-molded plastic container operations in North America, South America and Europe to Graham Packaging Company, as if such sale had been completed on January 1, 2001 for income statement purposes and June 30, 2004 for balance sheet purposes, subject to the assumptions and adjustments in the accompanying notes to the pro forma financial statements.  As of September 30, 2004, Owens-Illinois, Inc. will report the blow-molded plastic container operations as a discontinued operation, in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”  See the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements for additional information.

The pro forma adjustments included herein are based on available information and certain assumptions that management believes are reasonable and are described in the accompanying notes to the pro forma financial statements. The unaudited pro forma condensed consolidated financial statements do not necessarily represent what Owens-Illinois, Inc.’s financial position or results of operations would have been had the sale of the blow-molded plastic container operations occurred on such dates or to project Owens-Illinois, Inc.’s financial position or results of operations at or for any future date or period.  In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma financial information have been made. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of Owens-Illinois, Inc.

Owens-Illinois, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

	June 30, 2004
	As Reported	Pro Forma Adjustments (a)	Pro Forma Adjusted
Assets
Current assets:
Inventories	$1,187.4	$134.4	$1,053.0
Other current assets	1,541.0	155.2	1,385.8

Total current assets	2,728.4	289.6	2,438.8

Investments and other assets:
Goodwill	2,872.9	149.0	2,723.9
Other long-term assets	1,792.8	73.2	1,719.6

Total other assets	4,665.7	222.2	4,443.5

Property, plant, and equipment, at cost	6,947.8	1,303.1	5,644.7
Less accumulated depreciation	3,106.8	603.2	2,503.6

Net property, plant, and equipment	3,841.0	699.9	3,141.1

Total assets	$11,235.1	$1,211.7	$10,023.4

Liabilities and Share Owners’ Equity
Current liabilities:
Accounts payable and other liabilities	$1,458.7	$116.3	$1,342.2
Other current liabilities	601.8		601.8

Total current liabilities	2,060.5	116.3	1,944.2

Long-term debt	6,270.5	1,185.0 (b)	5,085.5
Other long-term liabilities	1,865.9	57.0	1,808.9
Share owners’ equity:
Convertible preferred stock, par value	452.5		452.5
Common stock, par value $.01 per share	1.6		1.6
Capital in excess of par value	2,240.5		2,240.5
Treasury stock, at cost	(245.2)		(245.2)
Retained deficit	(1,069.1)	(120.1)	(949.0)
Accumulated other comprehensive loss	(342.1)	(26.5)	(315.6)

Total share owners’ equity	1,038.2	(146.6)	1,184.8

Total liabilities and share owners’ equity	$11,235.1	$1,211.7	$10,023.4

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Owens-Illinois, Inc.

Unaudited Pro Forma Condensed Consolidated Results of Operations

	Six months ended June 30, 2004
	As Reported	Pro Forma Adjustments (a)		Pro Forma Adjusted
Revenues:
Net sales	$3,261.7	$576.8		$2,684.9
Other revenue	67.5	5.5		62.0
	3,329.2	582.3		2,746.9
Costs and expenses:
Manufacturing, shipping, and delivery	2,654.0	500.7		2,153.3
Research,development and engineering	40.0	10.0		30.0
Selling and administrative	176.8	13.4	(d)	163.4
Interest	230.6	27.0	(c)	203.6
Other	26.1	20.6		5.5
	3,127.5	571.7		2,555.8
Earnings before items below	201.7	10.6		191.1
Provision for income taxes	57.2	4.3	(e)	52.9
Minority share owners’ interests in earnings of subsidiaries	13.5			13.5
Net earnings	$131.0	$6.3		$124.7

Basic net earnings per share of common stock	$0.82	$0.04		$0.78
Weighted average shares outstanding (thousands)	147,312			147,312
Diluted net earnings per share of common stock	$0.81	$0.04		$0.77
Weighted average shares outstanding (thousands)	148,682			148,682

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

	Year ended December 31, 2003
	As Reported	Pro Forma Adjustments (a)		Pro Forma Adjusted
Revenues:
Net sales	$6,059.0	$1,083.4		$4,975.6
Other revenue	99.2	9.0		90.2
	6,158.2	1,092.4		5,065.8
Costs and expenses:
Manufacturing, shipping, and delivery	4,917.2	949.3		3,967.9
Research,development and engineering	84.8	20.2		64.6
Selling and administrative	354.7	33.8	(d)	320.9
Interest	490.6	60.8	(c)	429.8
Other	1,401.6	681.0		720.6
	7,248.9	1,745.1		5,503.8
Loss before items below	(1,090.7)	(652.7)		(438.0)
Provision (credit) for income taxes	(125.7)	8.0	(e)	(133.7)
Minority share owners’ interests in earnings of subsidiaries	25.8			25.8
Net loss	$(990.8)	$(660.7)		$(330.1)

Basic net loss per share of common stock	$(6.89)	$(4.50)		$(2.39)
Weighted average shares outstanding (thousands)	146,914			146,914
Diluted net loss per share of common stock	$(6.89)	$(4.50)		$(2.39)
Weighted average shares outstanding (thousands)	146,914			146,914

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

	Year ended December 31, 2002
	As Reported	Pro Forma Adjustments (a)		Pro Forma Adjusted
Revenues:
Net sales	$5,640.4	$1,019.2		$4,621.2
Other revenue	119.7	9.7		110.0
	5,760.1	1,028.9		4,731.2
Costs and expenses:
Manufacturing, shipping, and delivery	4,413.4	840.5		3,572.9
Research,development and engineering	80.0	22.4		57.6
Selling and administrative	318.6	30.7	(d)	287.9
Interest	437.1	64.9	(c)	372.2
Other	509.8	6.7		503.1
	5,758.9	965.2		4,793.7
Earnings (loss) before items below	1.2	63.7		(62.5)
Provision (credit) for income taxes	(24.1)	25.7	(e)	(49.8)
Minority share owners’ interests in earnings of subsidiaries	25.5			25.5
Earnings (loss) before cumulative effect of accounting change	$(0.2)	$38.0		$(38.2)

Basic earnings (loss) per share of common stock before cumulative effect of accounting change	$(0.15)	$0.26		$(0.41)
Weighted average shares outstanding (thousands)	146,616			146,616
Diluted earnings (loss) per share of common stock before cumulative effect of accounting change	$(0.15)	$0.26		$(0.41)
Weighted average shares outstanding (thousands)	146,616			146,616

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

	Year ended December 31, 2001
	As Reported	Pro Forma Adjustments (a)		Pro Forma Adjusted
Revenues:
Net sales	$5,402.5	$1,058.8		$4,343.7
Other revenue	610.8	11.6		599.2
	6,013.3	1,070.4		4,942.9
Costs and expenses:
Manufacturing, shipping, and delivery	4,218.4	859.1		3,359.3
Research,development and engineering	72.6	23.4		49.2
Selling and administrative	341.3	27.2	(d)	314.1
Interest	440.6	80.3	(c)	360.3
Other	279.8	70.7		209.1
	5,352.7	1,060.7		4,292.0
Earnings before items below	660.6	9.7		650.9
Provision (credit) for income taxes	283.9	17.5	(e)	266.4
Minority share owners’ interests in earnings of subsidiaries	20.1	0.6		19.5
Net earnings	$356.6	$(8.4)		$365.0

Basic net earnins per share of common stock	$2.30	$(0.06)		$2.36
Weighted average shares outstanding (thousands)	145,661			145,661
Diluted net earnings per share of common stock	$2.30	$(0.06)		$2.36
Weighted average shares outstanding (thousands)	145,661			145,661

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Owens-Illinois, Inc.

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(a)                                  The Pro Forma Adjustments represents the June 30, 2004 balances of the assets and liabilities of the blow-molded plastic container operations that were divested on October 7, 2004, as well as the related cash proceeds received from the divestiture.

(b)                                 Represents the total cash received from Graham Packaging Company of $1.2 billion, less divestiture fees paid in conjunction with the closing, which was used to permanently reduce capacity under the Company’s Secured Credit Agreement.

(c)                                  Represents an allocation of interest expense to the blow-molded plastic container operations based on the actual net proceeds from the divestiture used to reduce debt under the Secured Credit Agreement and applying the actual interest rate for the respective periods under the Secured Credit Agreement.  This amount was added to the actual third party interest incurred by certain foreign subsidiaries.

(d)                                 Represents actual selling and general administrative costs for the divested operations including certain allocated corporate charges that will be eliminated following the divestiture.

(e)                                  Represents the provision for income taxes allocable to discontinued operations accounting.